Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2013
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

12. Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2012	2013
Accrued expenses	$33,077	$50,087
Accrued interest	44,257	44,916
Lease deficiency	15,427	13,459
	$92,761	$108,462

Lease deficiency—Lease deficiency represents lease rates for current lease contracts which are below current market rentals for the applicable aircraft at the time of purchase. The lease deficiency amortizes over the remaining term of the related lease agreements as a non-cash increase in lease revenue. The remaining weighted average amortization period for the lease deficiency is 92 months as of December 31, 2013, compared with an average 102 months as of December 31, 2012.